Business combinations - Goodwill (Details) - Laravotto and Fiorano $ in Thousands	Jun. 02, 2016 USD ($)
Disclosure of detailed information about business combination [line items]
Consideration transferred	$ 33,585
Fair value of pre-existing interests in Larvotto and Fiorano	(18,633)
Fair value of identifiable net assets	(67,169)
Fair value of shareholders' loan liabilities versus Bretta Tanker Holdings, transferred to Euronav	52,217
Goodwill	$ 0